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                                                                    EXHIBIT 10.2

                                       GUARANTY

     In order to induce Siemens plc, an English company (the "Holder"), to accept as payment a certain secured promissory note (the "Note") of even date herewith in the principal amount of $2,000,000 executed and delivered by CTI Data Solutions (International) Ltd., an English Company (the "Maker") and a wholly owned subsidiary of CTI Group (Holdings), Inc., a Delaware corporation ("CTIG"), pursuant to the terms of the Note and that certain Asset Purchase Agreement of even date herewith between Holder and Maker, and in consideration thereof and other valuable consideration, the receipt of which is hereby acknowledged, the undersigned, intending to be legally bound hereby, agrees as follows:

     1. The undersigned unconditionally guarantees the performance by Maker of the obligations of Maker to Holder pursuant to the terms of the Note. Upon failure by Maker to make any of the payments required to be made by Maker pursuant to the Note, for whatever reason, the undersigned (the "Guarantor") shall pay, forthwith on of demand by the Holder, the amount of payments not so made, by wire transfer of immediately available funds to the account of the Holder specified in the demand or by such other method of payment specified in the demand.

     2. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

               (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Maker under this Guaranty or the Note, by operation of law or otherwise;

               (ii) any modification or amendment of or supplement to this Guaranty or the Note;

               (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Maker under this Guaranty or the Note;

               (iv) any change in the corporate existence, structure or ownership of the Maker, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Maker or its assets or any resulting release or discharge of any obligation of the Maker contained in this Guaranty or the Note;

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               (v)  the existence of any claim, set-off or other rights which
          Guarantor may have at any time against the Maker, the Holder or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

               (vi) any invalidity or unenforceability relating to or against the Maker for any reason of this Guaranty or the Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Maker of the principal of or interest on the Note or any other amount payable by the Borrower under this Guaranty; or

               (vii) any other act or omission to act or delay of any kind by the Maker, the Holder or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligation hereunder.

The Guarantor hereby waives diligence, presentment, demand of payment (other the demand referred to above), or filing of claims with a court in the event of insolvency or bankruptcy of the Maker any right to require a proceeding first against the Maker, protest, notice and all demands (other the demand referred to above) whatsoever and covenants that this Guaranty will not be discharged except by complete performance of the obligations of the Maker or of this Guaranty.

     3. If acceleration of the time for payment of any amount payable by the Maker under this Agreement or the Note is stayed upon the insolvency, bankruptcy or reorganization of the Maker, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Holder.

     4. The Guarantor's liability hereunder shall continue in full force and effect during the term of the Note and any and all extensions of renewals thereof, until all liabilities and obligations of Maker to Holder pursuant to the Note are paid in full.

     5. This Guaranty is secured by and entitled to the benefits of the Security Agreement and the Pledge Agreement, reference to which is made for a description of the Collateral and the rights of the Holder and CTIG with respect thereto.

     6. This Guaranty shall be governed, construed and interpreted as to validity, enforceability and in all other respects under the laws of the United Kingdom. This Guaranty has been delivered to and accepted by Holder in and shall be governed by the laws of the United Kingdom. Guarantor agrees to the exclusive jurisdiction of the courts located in the United Kingdom without regard to principles


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of conflicts of laws, in connection with any matter arising hereunder, including the collection and enforcement hereof, except with regard to Lender's rights and remedies concerning any of the collateral security for the obligations of the Guarantor under this Guaranty. With respect to such collateral security, the parties hereto hereby agree to the exclusive jurisdiction of the courts located in, and to the application of the laws of the Commonwealth of Pennsylvania.

     7. No modification hereof shall be binding or enforceable unless in writing and signed by the party against whom enforcement is sought. This Guaranty shall be binding upon the successors and assigns of the Guarantor.

     IN WITNESS WHEREOF, the undersigned has executed this Guaranty this 2nd day of February, 1998.



ATTEST:                                  CTI DATA SOLUTIONS (INTERNATIONAL) LTD.


By:  /s/ Mary Ann Davis                  By:  /s/ Anthony Johns
     ----------------------------             -----------------------------
     Name: Mary Ann Davis                     Name: Anthony Johns
     Title:   Corporate Secretary             Title: President



[Corporate Seal]

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